UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 9, 2022

First United Corporation

(Exact name of registrant as specified in its charter)

Maryland	0-14237	52-1380770
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation or organization)		Identification No.)

19 South Second Street, Oakland, Maryland 21550

(Address of principal executive offices) (Zip Code)

(301) 334-9471

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock	FUNC	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	Compensatory Arrangements.

2022 Short-Term Incentive Plan Award Opportunities

As previously disclosed by First United Corporation (the “Corporation”) in its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on March 16, 2020 (the “2020 Form 8-K”), the Compensation Committee (the “Committee”) of the Corporation’s Board of Directors has adopted a Short-Term Incentive Plan (the “STIP”), which is a cash incentive award program intended to reward executives for the Corporation’s annual performance, with incentive goals selected each year by the Committee. A summary of the material terms of the STIP can be found in Item 5.02 of the 2020 Form 8-K under the heading, “First United Corporation Short-Term Incentive Plan”, which summary is incorporated herein by reference. A copy of the STIP was filed as Exhibit 10.2 to the 2020 Form 8-K.

On March 9, 2022, the Committee established incentive goals for 2022 and granted award opportunities under the STIP to the Corporation’s principal executive officer (Carissa L. Rodeheaver), its principal financial officer (Tonya K. Sturm), and its other named executive officers (Robert L. Fisher, II and Jason B. Rush). For 2022, the performance metrics are based on return on average assets, efficiency ratio, average delinquencies as a percentage of total loans, and individual performance criteria that are specific to each officer. Each officer’s specific metrics for 2022 are set forth in a new Appendix A to the STIP, a copy of which is filed as Exhibit 10.1 hereto, are not material, are considered confidential by the Corporation until the financial results for 2022 have been determined, and will be disclosed as and when required by Item 402 of the SEC’s Regulation S-K. The following table provides information about the cash awards that could be earned by these officers for 2022 and paid in 2023 under the STIP:

GRANTS OF PLAN-BASED AWARDS

		Estimated Possible Annual Payouts Under the STIP ($)
Name	Year	Threshold	Target	Maximum (Stretch)
Carissa L. Rodeheaver	2022	$60,974	$121,948	$182,922
Tonya K. Sturm	2022	26,780	53,560	80,340
Robert L. Fisher, II	2022	35,129	70,259	105,388
Jason B. Rush	2022	32,187	64,375	96,562

2022 Long-Term Incentive Plan Award Opportunities

Also on March 9, 2022, pursuant to the Corporation’s Long-Term Incentive Plan (the “LTIP”), the Committee granted restricted stock units (“RSUs”) to the foregoing officers. An RSU contemplates the issuance of shares of common stock of the Corporation if and when the RSUs vest.

The awards granted to each of the officers consist of (i) a performance-vesting award for a three-year performance period ending December 31, 2024, and (ii) a time-vesting award that will vest ratably over a three-year period that began on March 26, 2024. Under the performance-vesting RSUs, the officers will receive 25% of the target number of shares if at least one of the threshold performance levels is met and 50% of the target number of shares if both of the threshold performance levels are met; 50% of the target number of shares if at least one of the target performance levels is met and 100% of the target number of shares if both of the target performance levels are met; and 75% of the target number of shares if at least one of the maximum performance levels is met and 150% of the target number of shares if both of the maximum performance levels are met. Actual vesting amounts will be pro-rated between threshold and target levels and target and maximum levels to reward incremental improvement. For the performance period ending December 31, 2024, the values of the RSUs granted to the officers were based on specified percentages of the officers’ salaries as of the date of grant. These percentages are set forth in a new Appendix A to the LTIP, a copy of which is filed herewith as Exhibit 10.2. The RSUs’ performance goals are based on earnings per share for the year ending December 31, 2024 and growth in tangible book value per share during the performance period. The threshold, target and maximum performance levels for these grants are not material, are considered confidential by the Corporation until the financial results for the performance period have been determined, and will be disclosed as and when required by Item 402 of the SEC’s Regulation S-K.

These awards are evidenced by Restricted Stock Unit Award Agreements (Performance-Vesting) and Restricted Stock Unit Award Agreements (Time-Vesting) that contain customary terms and conditions for these types of equity awards, the forms of which were filed as Exhibit 10.1 and Exhibit 10.2, respectively, to the Corporation’s Current Report on Form 8-K that was filed with the SEC on March 27, 2020. A summary of the material terms of the LTIP can be found in Item 5.02 of the 2020 Form 8-K under the heading, “First United Corporation Long-Term Incentive Plan”, which summary is incorporated herein by reference. A copy of the LTIP was filed as Exhibit 10.1 to the 2020 Form 8-K.

The following table provides information about the shares of common stock that could be issued to each of the foregoing officers under these RSUs:

			Shares that Could be Issued (#)
Name	RSU Type	Vesting Date (Time-Vesting) or Performance Period (Performance-Vesting)	Threshold (50% of Target)	Target	Maximum (Stretch)
Carissa L. Rodeheaver	Time	Ratably beginning 3/9/2023	N/A	1,857	N/A

	Performance	1/1/2022 to 12/31/2024	1,857	3,715	5,517

Tonya K. Sturm	Time	Ratably beginning 3/9/2023	N/A	979	N/A

	Performance	1/1/2022 to 12/31/2024	489	979	1,468

Robert L. Fisher, II	Time	Ratably beginning 3/9/2023	N/A	1,284	N/A

	Performance	1/1/2022 to 12/31/2024	642	1,284	1,926

Jason B. Rush	Time	Ratably beginning 3/9/2023	N/A	1,176	N/A

	Performance	1/1/2022 to 12/31/2024	588	1,176	1,765

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

The exhibits filed or furnished with this report are listed in the following Exhibit Index:

Exhibit No.	Description

10.1	Appendix A to the First United Corporation Short-Term Incentive Plan (filed herewith)*
10.2	Appendix A to the First United Corporation Long-Term Incentive Plan (filed herewith)
104	Cover page interactive data file (embedded within the iXBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST UNITED CORPORATION

Dated: March 15, 2022	By:	/s/ Tonya K. Sturm
Tonya K. Sturm
Senior Vice President & CFO